                                                                    EXHIBIT 99.3

Report of Independent Accountants

National City Bank
The Bank of New York
Moody's Investors Service, Inc.
Standard & Poor's Corporation

Re: National City Credit Card Master Trust, Series 2002-1

We have examined management's assertion, included in the accompanying report by management titled "Report of Management on the Controls over Servicing of the National City Credit Card Master Trust", that its controls over servicing the National City Credit Card Master Trust (the Trust) are effective, from January 1, 2005 through December 31, 2005, in accordance with the covenants and conditions of sections 3.01, 4.01 through 4.08, 4.11, 4.12, 5.02(a), and 5.02(c)
of the Series 2002-1 Supplement (to the Pooling and Servicing Agreement) dated as of January 31, 2002 (the 2002-1 supplement) and sections 3.01(b-e), 3.02, 3.03, 3.04(a), 3.04(b), 3.05, 3.06, 3.09, 3.10, 4.02 through 4.07, 8.06, 8.07, and 8.08 of the Pooling and Servicing Agreement dated June 1, 1995 as Amended and Restated as of July 1, 2000 (the Agreement) between National City Bank as Seller and Servicer and The Bank of New York (Delaware) as Trustee, except for the controls related to section 3.04(b) of the Agreement as described in Attachment A to management's assertion. Management is responsible for its controls over its servicing responsibilities. Our responsibility is to express an opinion on management's assertion based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included obtaining an understanding of the controls over servicing the National City Credit Card Master Trust, testing and evaluating the design and operating effectiveness of those controls, and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion.

Because of inherent limitations in any internal control, misstatements due to error or fraud may occur and not be detected. Also, projections of any evaluation of the controls over servicing the National City Credit Card Master Trust to future periods are subject to the risk that the controls may become inadequate because of changes in conditions, or that the degree of compliance with the controls may deteriorate.

In our opinion, management's assertion that, from January 1, 2005 to December 31, 2005, National City Bank's controls over servicing the National City Credit Card Master Trust are effective, except for the controls related to section 3.04(b) of the Agreement as described in Attachment A to management's assertion, in providing reasonable assurance that the Trust is being serviced in accordance with the sections of the 2002-1 Supplement and Agreement specified above, is fairly stated, in all material respects, based on the criteria specified in management's assertion.

                                   /s/ Ernst & Young LLP

March 29, 2006
Cleveland, Ohio

             REPORT OF MANAGEMENT ON THE CONTROLS OVER SERVICING OF
                   THE NATIONAL CITY CREDIT CARD MASTER TRUST

National City Bank (the Company) is responsible for establishing and maintaining effective controls over servicing the National City Credit Card Master Trust (the Trust). The controls are designed to provide reasonable assurance to the Company's management, board of directors, The Bank of New York as Trustee, and each Rating Agency, that the Trust is being serviced in accordance with the covenants and conditions of sections 3.01, 4.01 through 4.08, 4.11, 4.12, 5.02(a), and 5.02(c) of the Series 2002-1 Supplement (to the Pooling and Servicing Agreement) dated as of January 31, 2002 (the 2002-1 Supplement) and sections 3.01(b-e), 3.02, 3.03, 3.04(a), 3.04(b), 3.05, 3.06, 3.09, 3.10, 4.02
through 4.07, 8.06, 8.07, and 8.08 of the Pooling and Servicing Agreement dated June 1, 1995 as amended and restated as of July 1, 2000 (the Agreement) between National City Bank as Seller and Servicer and The Bank of New York as Trustee.

There are inherent limitations in any control, including the possibility of human error and the circumvention or overriding of the controls. Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls. Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to the servicing of the National City Credit Card Master Trust are to provide reasonable, but not absolute, assurance that the Trust is being serviced in accordance with the covenants and conditions of sections 3.01, 4.01 through 4.08, 4.11, 4.12, 5.02(a), and 5.02(c) of the 2002-1 Supplement and sections
3.01(b-e), 3.02, 3.03, 3.04(a), 3.04(b), 3.05, 3.06, 3.09, 3.10, 4.02 through
4.07, 8.06, 8.07, and 8.08 of the Agreement.

The Company has assessed its controls over servicing the National City Credit Card Master Trust in relation to these criteria. Based upon this assessment, the Company believes that, from January 1, 2005 through December 31, 2005, its controls over servicing the National City Credit Card Master Trust were effective, except for the controls related to Section 3.04(b) as described in Attachment A, in providing reasonable assurance that the Trust is being serviced in accordance with the sections of the 2002-1 Supplement and Agreement specified above.

National City Bank

By /s/ Russell A. Cronin, Jr.
   -----------------------------
Russell A. Cronin, Jr.
Senior Vice President

March 29, 2006

                                                                    ATTACHMENT A

                     NATIONAL CITY CREDIT CARD MASTER TRUST
                                  SERIES 2002-1
                               CONTROL EXCEPTIONS

OBJECTIVE:

Pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated June 1, 1995 as Amended and Restated as of July 1, 2000 (the Agreement) between National City Bank as Seller and Servicer and The Bank of New York as Trustee, National City as Servicer is required to prepare certain information each month regarding current distributions to certificateholders and the performance of the National City Credit Card Master Trust during the previous month.

CONTROL EXCEPTION IDENTIFIED:

Management determined that these errors were the result of a breakdown in controls related to management oversight and review of the monthly noteholder reports, especially during the reporting periods impacted by the Bankruptcy Reform legislation.

REPORT DATED FEBRUARY 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   81,592,441.04      83,480,798.89        1,888,357.85
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         113,301.47          113,301.47
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         113,301.47          113,301.47

REPORT DATED MARCH 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED          AMENDED       VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   70,781,054.11      72,692,756.73        1,911,702.62
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         114,702.16          114,702.16
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         114,702.16          114,702.16

REPORT DATED APRIL 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   77,247,372.42      79,252,267.48        2,004,895.06
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         120,293.70          120,293.70
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         120,293.70          120,293.70

REPORT DATED MAY 16, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   78,244,463.60      80,336,907.04        2,092,443.44
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         125,546.61          125,546.61
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         125,546.61          125,546.61

REPORT DATED JUNE 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   79,107,664.51      81,479,192.62        2,371,528.11
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         142,291.69          142,291.69
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         142,291.69          142,291.69

REPORT DATED JULY 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   76,408,924.39      78,713,023.71        2,304,099.32
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         138,245.96          138,245.96
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         138,245.96          138,245.96

REPORT DATED AUGUST 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   80,898,783.33      83,088,546.54        2,189,763.21
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         131,385.79          131,385.79
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         131,385.79          131,385.79

REPORT DATED SEPTEMBER 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   84,177,094.16      85,959,374.89        1,782,280.73
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         106,936.84          106,936.84
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         106,936.84          106,936.84

REPORT DATED OCTOBER 17, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED           AMENDED      VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   80,505,588.83      82,386,052.89        1,880,464.06
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         112,827.84          112,827.84
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         112,827.84          112,827.84

REPORT DATED NOVEMBER 15, 2005:

LINE ITEM   DESCRIPTION                                                            REPORTED            AMENDED     VARIANCE CHANGE
B.1(a)      Available Principal Collections                                   82,997,887.44      85,328,971.34        2,331,083.90
B.12 (e)    Excess Spread applied to the Class B Required Amount for
            the related Monthly Period                                                 0.00         139,865.03          139,865.03
B.12 (f)    Excess Spread applied to the Class B Default Amount for
            the related Monthly Period                                                 0.00         139,865.03          139,865.03




REPORT DATED DECEMBER 15, 2005

                                                                                                                          VARIANCE
                                                                                      REPORTED            AMENDED           CHANGE
    A. Information Regarding the Current Monthly Distribution
       (Stated on the Basis of $1,000 Original Certificate
       Principal Amount)

       1  The amount of the current monthly distribution in respect of
          Class A Monthly Principal                                          $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       2  The amount of the current monthly distribution in respect of
          Class B Monthly Principal                                          $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       3  The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                       $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       4  The amount of the current monthly distribution in respect of
          Class A Monthly Interest                                           $            3.55               3.55             0.00
                                                                              ----------------------------------------------------

       5  The amount of the current monthly distribution in respect of
          Class A Additional Interest                                        $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       6  The amount of the current monthly distribution in respect of
          Class B Monthly Interest                                           $            3.85               3.85             0.00
                                                                              ----------------------------------------------------

       7  The amount of the current monthly distribution in respect of
          Class B Additional Interest                                        $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       8  The amount of the current monthly distribution in respect of
          Collateral Minimum Monthly Interest                                $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

       9  The amount of the current monthly distribution in respect of
          any accrued and unpaid Collateral Minimum Monthly Interest         $            0.00               0.00             0.00
                                                                              ----------------------------------------------------

    B. Information Regarding the Performance of the Trust

       1  Collection of Principal Receivables

          (a)   Available Principal Collections                              $   77,331,552.74      82,232,214.21     4,900,661.47
                                                                              ----------------------------------------------------

          (b)   Class A Investor Default Amount treated as Available
                Principal Collection                                         $    4,272,676.61       4,272,676.61             0.00
                                                                              ----------------------------------------------------

          (c)   Class B Investor Default Amount treated as Available
                Principal Collection                                         $      292,983.54         292,983.54             0.00
                                                                              ----------------------------------------------------

          (d)   Excess Spread treated as Available Principal
                Collection                                                   $       317,398.83              0.00     (317,398.83)
                                                                              ----------------------------------------------------

       2  Principal Receivables in the Trust

          (a)   The aggregate amount of Principal Receivables in the
                Trust as of the end of the day on the last day of the
                related Monthly Period                                       $1,749,450,615.81   1,749,450,615.81             0.00
                                                                              ----------------------------------------------------

          (b)   The amount of Principal Receivables in the Trust
                represented by the Invested Amount of Series 2002-1 as
                of the end of the day on the last day of the related
                Monthly Period                                               $  421,319,861.48     421,319,861.48             0.00
                                                                              ----------------------------------------------------

          (c)   The amount of Principal Receivables in the Trust
                represented by the Adjusted Invested Amount of
                Series 2002-1 as of the end of the day on the last day
                of the related Monthly Period                                $  421,319,861.48     421,319,861.48             0.00
                                                                              ----------------------------------------------------

          (d)   The amount of Principal Receivables in the Trust
                represented by the Class A Invested Amount as of the
                end of the day on the last day of the related Monthly
                Period                                                       $  368,654,878.79     368,654,878.79             0.00
                                                                              ----------------------------------------------------

          (e)   The amount of Principal Receivables in the Trust
                represented by the Class A Adjusted Invested Amount as
                of the end of the day on the last day of the related
                Monthly Period                                               $  368,654,878.79     368,654,878.79             0.00
                                                                              ----------------------------------------------------

          (f)   The amount of Principal Receivables in the Trust
                represented by the Class B Invested Amount as of the
                end of the day on the last day of the related Monthly
                Period                                                       $   25,279,191.69      25,279,191.69             0.00
                                                                              ----------------------------------------------------

          (g)   The amount of Principal Receivables in the Trust
                represented by the Class B Adjusted Invested Amount
                as of the end of the day on the last day of the
                related Monthly Period                                       $   25,279,191.69      25,279,191.69             0.00
                                                                              ----------------------------------------------------

          (h)   The amount of Principal Receivables in the Trust
                represented by the Collateral Invested Amount as of
                the end of the day on the last day of the related
                Monthly Period                                               $   27,385,791.00      27,385,791.00             0.00
                                                                              ----------------------------------------------------

          (i)   The amount of Principal Receivables in the Trust
                represented by the Collateral Adjusted Invested
                Amount as of the end of the day on the last day of
                the related Monthly Period                                   $   27,385,791.00      27,385,791.00             0.00
                                                                              ----------------------------------------------------

          (j)   The Floating Allocation Percentage with respect to
                the related Monthly Period                                              24.08%             24.08%             0.00
                                                                              ----------------------------------------------------

          (k)   The Class A Floating Percentage with respect to the
                related Monthly Period                                                  87.50%             87.50%             0.00
                                                                              ----------------------------------------------------

          (l)   The Class B Floating Percentage with respect to the
                related Monthly Period                                                   6.00%              6.00%             0.00
                                                                              ----------------------------------------------------

          (m)   The Collateral Floating Percentage with respect to
                the related Monthly Period                                               6.50%              6.50%             0.00
                                                                              ----------------------------------------------------

          (n)   The Principal Allocation Percentage with respect to
                the related Monthly Period                                              24.08%             24.08%             0.00
                                                                              ----------------------------------------------------

          (o)   The Class A Principal Percentage with respect to the
                related Monthly Period                                                  87.50%             87.50%             0.00
                                                                              ----------------------------------------------------

          (p)   The Class B Principal Percentage with respect to the
                related Monthly Period                                                   6.00%              6.00%             0.00
                                                                              ----------------------------------------------------

          (q)   The Collateral Principal Percentage with respect to
                the related Monthly Period                                               6.50%              6.50%             0.00
                                                                              ----------------------------------------------------

       3  Delinquent Balances

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                            Aggregate                      Percentage
                                                             Account                        of Total
                                                             Balance                      Receivables
                                                        ------------------              ---------------
            (a)         30 --  59 days:                    $27,308,924.92                        1.56%
            (b)         60 --  89 days:                    $16,727,208.83                        0.96%
            (c)         90+ days:                          $19,051,297.56                        1.09%
                                                        ------------------              ---------------
                        Total:                             $63,087,431.31                        3.61%
                                                        ==================              ===============

       4  Investor Default Amount

          (a)   The Investor Default Amount for the related
                Monthly Period                                             $    4,883,058.98       4,883,058.98             0.00
                                                                            ------------------------------------------------------


          (b)   The Class A Investor Default Amount for the
                related Monthly Period                                     $    4,272,676.61       4,272,676.61             0.00
                                                                            ------------------------------------------------------


          (c)   The Class B Investor Default Amount for the
                related Monthly Period                                     $      292,983.54         292,983.54             0.00
                                                                            ------------------------------------------------------


          (d)   The Collateral Default Amount for the related
                Monthly Period                                             $      317,398.83         317,398.83             0.00
                                                                            ------------------------------------------------------

       5  Investor Charge-Offs

          (a)   The aggregate amount of Class A Investor Charge-Offs
                for the related Monthly Period                             $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (b)   The aggregate amount of Class A Investor Charge-Offs
                set forth in 5(a) above per $1,000 of original
                certificate principal amount                               $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (c)   The aggregate amount of Class B Investor
                Charge-Offs for the related Monthly Period                 $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (d)   The aggregate amount of Class B Investor
                Charge-Offs set forth in 5(c) above per $1,000 of
                original certificate principal amount                      $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (e)   The aggregate amount of Collateral Charge-Offs
                for the related Monthly Period                                    317,398.83         317,398.83             0.00
                                                                            ------------------------------------------------------

          (f)   The aggregate amount of Collateral Charge-Offs
                set forth in 5(e) above per $1,000 of original
                certificate principal amount                               $           11.49              11.49             0.00
                                                                            ------------------------------------------------------

          (g)   The aggregate amount of Class A Investor Charge-Offs
                reimbursed on the Transfer Date immediately
                preceding this Distribution Date                           $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (h)   The aggregate amount of Class A Investor
                Charge-Offs set forth in 5(g) above per $1,000
                original certificate principal amount reimbursed
                on the Transfer Date immediately preceding this
                Distribution Date                                          $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (i)   The aggregate amount of Class B Investor Charge-Offs
                reimbursed on the Transfer Date immediately
                preceding this Distribution Date                           $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (j)   The aggregate amount of Class B Investor
                Charge-Offs set forth in 5(i) above per $1,000
                original certificate principal amount reimbursed
                on the Transfer Date immediately preceding this
                Distribution Date                                          $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (k)   The aggregate amount of Collateral Charge-Offs
                reimbursed on the Transfer Date immediately preceding
                this Distribution Date                                     $            0.00               0.00             0.00
                                                                            ------------------------------------------------------


          (l)   The aggregate amount of Collateral Charge-Offs
                set forth in 5(k) above per $1,000 original
                certificate principal amount reimbursed on the
                Transfer Date immediately preceding Distribution
                Date                                                       $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

       6  Investor Servicing Fee

          (a)   The amount of the Class A Servicing Fee payable
                by the Trust to the Servicer for the related
                Monthly Period                                             $      309,895.84         309,895.84             0.00
                                                                            ------------------------------------------------------

          (b)   The amount of the Class B Servicing Fee payable
                by the Trust to the Servicer for the related
                Monthly Period                                             $       21,250.00          21,250.00             0.00
                                                                            ------------------------------------------------------

          (c)   The amount of the Collateral Servicing Fee payable
                by the Trust to the Servicer for the related
                Monthly Period                                             $       21,250.00          23,020.83         1,770.83
                                                                            ------------------------------------------------------

          (d)   The amount of Servicer Interchange payable by the
                Trust to the Servicer for the related Monthly Period       $      354,166.67         354,166.67             0.00
                                                                            ------------------------------------------------------

       7  Reallocations

          (a)   The amount of Reallocated Collateral Principal
                Collections with respect to this Distribution Date         $      148,256.19         167,421.54        19,165.35
                                                                            ------------------------------------------------------

          (b)   The amount of Reallocated Class B Principal
                Collections with respect to this Distribution Date         $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (c)   The Collateral Invested Amount as of the close
                of business on this Distribution Date                      $   27,625,000.00      27,140,179.63     (484,820.37)
                                                                            ------------------------------------------------------

          (d)   The Collateral Adjusted Invested Amount as of
                the close of business on this Distribution Date            $   27,625,000.00      27,140,179.63     (484,820.37)
                                                                            ------------------------------------------------------

          (e)   The Class B Invested Amount as of the close
                of business on this Distribution Date                      $   25,500,000.00      25,500,000.00             0.00
                                                                            ------------------------------------------------------

          (f)   The Class B Adjusted Invested Amount as of the
                close of business on this Distribution Date                $   25,500,000.00      25,500,000.00             0.00
                                                                            ------------------------------------------------------

          (g)   The Class A Invested Amount as of the close of
                business on this Distribution Date                         $  371,875,000.00     371,875,000.00             0.00
                                                                            ------------------------------------------------------

          (h)   The Class A Adjusted Invested Amount as of the
                close of business on this Distribution Date                $  371,875,000.00     371,875,000.00             0.00
                                                                            ------------------------------------------------------

       8  Collection of Finance Charge Receivables

          (a)   The aggregate amount of Collections of Finance
                Charge Receivables and Annual Membership Fees
                processed during the related Monthly Period
                which were allocated in respect of the Class A
                Certificates                                               $    5,396,020.91       5,379,251.23      (16,769.68)
                                                                            ------------------------------------------------------

          (b)   The aggregate amount of Collections of Finance
                Charge Receivables and Annual Membership Fees
                processed during the related Monthly Period
                which were allocated in respect of the Class B
                Certificates                                               $      370,012.86         368,862.94       (1,149.92)
                                                                            ------------------------------------------------------

          (c)   The aggregate amount of Collections of Finance
                Charge Receivables and Annual Membership Fees
                processed during the related Monthly Period
                which were allocated in respect of the Collateral
                Interest                                                   $      400,847.27         399,601.52       (1,245.75)
                                                                            ------------------------------------------------------

       9  Principal Funding Account

          (a)   The principal amount on deposit in the Principal
                Funding Account on the related Transfer Date               $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (b)   The Accumulation Shortfall with respect to the
                related Monthly Period                                     $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (c)   The Principal Funding Investment Proceeds deposited
                in the Finance Charge Account on the related
                Transfer Date to be treated as Class A Available
                Funds                                                      $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (d)   The Principal Funding Investment Proceeds deposited
                in the Finance Charge Account on the related
                Transfer date to be treated as Class B Available
                Funds                                                      $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

      10  Reserve Account

          (a)   The Reserve Draw Amount on the related Transfer Date       $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (b)   The amount of the Reserve Draw Amount deposited in
                the Collection Account on the related Transfer Date
                to be treated as Class A Available Funds                   $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (c)   The amount of the Reserve Draw Account deposited
                in the Collection Account on the related Transfer
                Date to be treated as Class B Available Funds              $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (d)   The amount of any Reserve Account Surplus                  $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

      11  Available Funds

          (a)   The amount of Class A Available Funds on deposit
                in the Collection Account on the related Transfer
                Date                                                       $    1,320,156.25       1,320,156.25             0.00
                                                                            ------------------------------------------------------

          (b)   The amount of Class B Available Funds on deposit
                in the Collection Account on the related Transfer
                Date                                                       $       98,175.00          98,175.00             0.00
                                                                            ------------------------------------------------------

          (c)   The amount of Collateral Available Funds on deposit
                in the Collection Account on the related Transfer
                Date                                                       $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (d)   Available Principal Collections on deposit in the
                Collection Account on the related Transfer Date            $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

      12  Excess Spread and Excess Finance Charge Collections

          (a)   Excess Finance Charge Collection                           $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (b)   Class A Available Funds
                     minus Class A Monthly Interest
                     minus Class A Servicing Fee
                     minus Class A Defaulted Amount                             (506,707.78)       (523,477.46)      (16,769.68)
                                                                            ------------------------------------------------------

                Class B Available Funds
                     minus Class B Monthly Interest
                     minus Class B Servicing Fee
                     minus Class B Defaulted Amount                        $     (42,395.68)        (43,545.60)       (1,149.92)
                                                                            ------------------------------------------------------

                Collateral Available Funds                                 $      400,847.27         399,601.52       (1,245.75)
                                                                            ------------------------------------------------------

          (c)   Excess Spread applied to the Class A Required Amount
                for the Monthly Period                                           506,707.78         523,477.46        16,769.68
                                                                            ------------------------------------------------------

          (d)   Excess Spread applied to the Class A Investor
                Charge-Offs for the related Monthly Period                 $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (e)   Excess Spread applied to the Class B Required
                Amount for the related Monthly Period                      $      144,727.34         125,562.00      (19,165.34)
                                                                            ------------------------------------------------------

          (f)   Excess Spread applied to the Class B Default Amount
                for the related Monthly Period                             $      144,727.34         125,562.00      (19,165.34)
                                                                            ------------------------------------------------------

          (g)   Excess Spread applied to the Class B Invested Amount
                for the related Monthly Period                             $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (h)   Excess Spread applied to the Collateral Minimum
                Monthly Interest for the related Monthly Period
                and for any past due Collateral Minimum Monthly
                Interest                                                   $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (i)   Excess Spread applied to the Collateral Servicing
                Fee due to the Servicer for the related Monthly
                Period or for any past due Collateral Servicing Fees       $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (j)   Excess Spread applied to the Collateral Default
                Amount as Available Principal Collections for the
                related Monthly Period                                     $            0.00               0.00             0.00
                                                                            ------------------------------------------------------


          (k)   Excess Spread applied to the Collateral Invested
                Amount for the related Monthly Period                      $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

          (l)   Excess Spread applied to the Reserve Account for
                the related Monthly Period                                 $            0.00               0.00             0.00
                                                                            ------------------------------------------------------

      13  Finance Charge Shortfall

          (a)   Finance Charge Shortfall for Series 2002-1                 $      606,542.53       7,000,707.87     6,394,165.34
                                                                            ------------------------------------------------------

          (b)   Total Finance Charge Shortfall for all series in
                Group One                                                  $    1,271,500.95      24,313,935.16    23,042,434.21
                                                                            ------------------------------------------------------

      14  Base Rate

          (a)   The Base Rate for the related Monthly Period                          5.34%              5.34%             0.00
                                                                            ------------------------------------------------------

      15  Portfolio Yield

          (a)   The Portfolio Yield for the related Monthly Period                     2.66%              3.62%            0.96%
                                                                            ------------------------------------------------------

          (b)   The Portfolio Adjusted Yield for the related
                Monthly Period                                                           N/A                N/A              N/A
                                                                            ------------------------------------------------------

                                                                                                                            Variance
REPORT DATED JANUARY 17, 2006                                                        Reported              Amended           Change

    A. Information Regarding the Current Monthly Distribution (Stated on the
       Basis of $1,000 Original Certificate Principal Amount)

       1 The amount of the current monthly distribution in respect of
         Class A Monthly Principal                                              $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       2 The amount of the current monthly distribution in respect of
         Class B Monthly Principal                                              $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       3 The amount of the current monthly distribution in respect of
         Collateral Monthly Principal                                           $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       4 The amount of the current monthly distribution in respect of
         Class A Monthly Interest                                               $           4.13               4.13            0.00
                                                                                ----------------------------------------------------

       5 The amount of the current monthly distribution in respect of
         Class A Additional Interest                                            $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       6 The amount of the current monthly distribution in respect of
         Class B Monthly Interest                                               $           4.46               4.46            0.00
                                                                                ----------------------------------------------------

       7 The amount of the current monthly distribution in respect of
         Class B Additional Interest                                            $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       8 The amount of the current monthly distribution in respect of
         Collateral Minimum Monthly Interest                                    $           4.92               4.92            0.00
                                                                                ----------------------------------------------------

       9 The amount of the current monthly distribution in respect of
         any accrued and unpaid Collateral Minimum Monthly Interest             $           4.27               4.27            0.00
                                                                                ----------------------------------------------------

    B. Information Regarding the Performance of the Trust

     1 Collection of Principal Receivables

       (a)  Available Principal Collections                                     $  84,486,192.82      84,501,565.11       15,372.29
                                                                                ----------------------------------------------------

       (b)  Class A Investor Default Amount treated as Available
            Principal Collection                                                $   1,109,811.09       1,109,811.66            0.57
                                                                                ----------------------------------------------------

       (c)  Class B Investor Default Amount treated as Available
            Principal Collection                                                $      76,106.62          76,103.18           (3.44)
                                                                                ----------------------------------------------------

       (d)  Excess Spread treated as Available Principal Collection             $     546,702.80         565,813.82       19,111.02
                                                                                ----------------------------------------------------

     2 Principal Receivables in the Trust

       (a) The aggregate amount of Principal Receivables in
           the Trust as of the end of the day on the last day
           of the related Monthly Period                                        $1,802,863,892.52  1,802,863,892.52            0.00
                                                                                ----------------------------------------------------

       (b) The amount of Principal Receivables in the Trust
           represented by the Invested Amount of Series 2002-1
           as of the end of the day on the last day of the
           related Monthly Period                                               $ 437,495,997.19     437,476,246.69      (19,750.50)
                                                                                ----------------------------------------------------

       (c) The amount of Principal Receivables in the Trust
           represented by the Adjusted Invested Amount of
           Series 2002-1 as of the end of the day on the last
           day of the related Monthly Period                                    $ 437,495,997.19     437,476,246.69      (19,750.50)
                                                                                ----------------------------------------------------

       (d) The amount of Principal Receivables in the Trust
           represented by the Class A Invested Amount as of
           the end of the day on the last day of the related
           Monthly Period                                                       $ 383,228,993.70     383,229,192.10          198.40
                                                                                ----------------------------------------------------

       (e) The amount of Principal Receivables in the Trust
           represented by the Class A Adjusted Invested Amount
           as of the end of the day on the last day of the
           related Monthly Period                                               $ 383,228,993.70     383,229,192.10          198.40
                                                                                ----------------------------------------------------

       (f) The amount of Principal Receivables in the Trust
           represented by the Class B Invested Amount as of
           the end of the day on the last day of the related
           Monthly Period                                                       $  26,280,384.55      26,279,198.14       (1,186.41)
                                                                                ----------------------------------------------------

       (g) The amount of Principal Receivables in the Trust
           represented by the Class B Adjusted Invested Amount
           as of the end of the day on the last day of the
           related Monthly Period                                               $  26,280,384.55      26,279,198.14       (1,186.41)
                                                                                ----------------------------------------------------

       (h) The amount of Principal Receivables in the Trust
           represented by the Collateral Invested Amount as of
           the end of the day on the last day of the related
           Monthly Period                                                       $  27,986,618.94      27,967,856.45      (18,762.49)
                                                                                ----------------------------------------------------

       (i) The amount of Principal Receivables in the Trust
           represented by the Collateral Adjusted Invested Amount
           as of the end of the day on the last
           day of the related Monthly Period                                    $  27,986,618.94      27,967,856.45      (18,762.49)
                                                                                ----------------------------------------------------

       (j) The Floating Allocation Percentage with respect to the
           related Monthly Period                                                          24.27%             24.27%         0.0000
                                                                                ----------------------------------------------------

       (k) The Class A Floating Percentage with respect to the
           related Monthly Period                                                          87.60%             87.60%         0.0000
                                                                                ----------------------------------------------------

       (l) The Class B Floating Percentage with respect to the
           related Monthly Period                                                           6.01%              6.01%         0.0000
                                                                                ----------------------------------------------------

       (m) The Collateral Floating Percentage with respect to the
           related Monthly Period                                                           6.397%             6.39%        (0.007)
                                                                                ----------------------------------------------------

       (n) The Principal Allocation Percentage with respect to the
           related Monthly Period                                                          24.27%             24.27%         0.0000
                                                                                ----------------------------------------------------

       (o) The Class A Principal Percentage with respect to the
           related Monthly Period                                                          87.600%            87.60%         0.0000
                                                                                ----------------------------------------------------

       (p) The Class B Principal Percentage with respect to the
           related Monthly Period                                                           6.01%              6.01%         0.0000
                                                                                ----------------------------------------------------

       (q) The Collateral Principal Percentage with respect to the
           related Monthly Period                                                           6.40%              6.39%       (0.01)
                                                                                ----------------------------------------------------

     3 Delinquent Balances

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage
                                              Account                of Total
                                              Balance              Receivables
                                           --------------          -----------
       (a)        30 --  59 days:          $25,889,029.47                1.44%
       (b)        60 --  89 days:          $17,291,967.01                0.96%
       (c)        90+ days:                $19,970,943.07                1.11%
                                           --------------          -----------
                  Total:                   $63,151,939.55                3.50%
                                           ==============          ==========


     4 Investor Default Amount

       (a)  The Investor Default Amount for the
            related Monthly Period                                              $   1,266,965.49       1,266,908.29          (57.20)
                                                                                ----------------------------------------------------

       (b)  The Class A Investor Default Amount for the
            related Monthly Period                                              $   1,109,811.09       1,109,811.66            0.57
                                                                                ----------------------------------------------------


       (c)  The Class B Investor Default Amount for the
            related Monthly Period                                              $      76,106.62          76,103.18           (3.44)
                                                                                ----------------------------------------------------


       (d)  The Collateral Default Amount for the
            related Monthly Period                                              $      81,047.78          80,993.45          (54.33)
                                                                                ----------------------------------------------------

     5 Investor Charge-Offs

       (a)  The aggregate amount of Class A Investor Charge-Offs
            for the related Monthly Period                                      $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (b)  The aggregate amount of Class A Investor Charge-Offs
            set forth in 5(a) above per $1,000 of original
            certificate principal amount                                        $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (c)  The aggregate amount of Class B Investor Charge-Offs
            for the related Monthly Period                                      $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (d)  The aggregate amount of Class B Investor Charge-Offs
            set forth in 5(c) above per $1,000 of original
            certificate principal amount                                        $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (e)  The aggregate amount of Collateral Charge-Offs
            for the related Monthly Period                                      $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (f)  The aggregate amount of Collateral Charge-Offs set
            forth in 5(e) above per $1,000 of original certificate
            principal amount                                                    $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (g)  The aggregate amount of Class A Investor Charge-Offs
            reimbursed on the Transfer Date immediately preceding
            this Distribution Date                                              $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (h)  The aggregate amount of Class A Investor
            Charge-Offs set forth in 5(g) above per $1,000
            original certificate principal amount reimbursed on
            the Transfer Date immediately preceding this
            Distribution Date                                                   $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (i)  The aggregate amount of Class B Investor Charge-Offs
            reimbursed on the Transfer Date immediately preceding
            this Distribution Date                                              $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (j)  The aggregate amount of Class B Investor
            Charge-Offs set forth in 5(i) above per $1,000
            original certificate principal amount reimbursed on
            the Transfer Date immediately preceding this
            Distribution Date                                                   $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (k)  The aggregate amount of Collateral Charge-Offs
            reimbursed on the Transfer Date immediately
            preceding this Distribution Date                                    $     317,398.83         317,398.83            0.00
                                                                                ----------------------------------------------------

       (l)  The aggregate amount of Collateral Charge-Offs set
            forth in 5(k) above per $1,000 original certificate
            principal amount reimbursed on the Transfer Date
            immediately preceding Distribution Date                             $          11.49              11.49            0.00
                                                                                ----------------------------------------------------

     6 Investor Servicing Fee

       (a) The amount of the Class A Servicing Fee payable by
           the Trust to the Servicer for the related Monthly Period             $     309,895.92         309,896.08            0.16
                                                                                ----------------------------------------------------

       (b) The amount of the Class B Servicing Fee payable by the
           Trust to the Servicer for the related Monthly Period                 $      21,251.48          21,250.52           (0.96)
                                                                                ----------------------------------------------------

       (c) The amount of the Collateral Servicing Fee payable by
           the Trust to the Servicer for the related Monthly Period             $      22,631.22          22,616.05          (15.17)
                                                                                ----------------------------------------------------

       (d) The amount of Servicer Interchange payable by the
           Trust to the Servicer for the related Monthly Period                 $     353,778.62         353,762.65          (15.97)
                                                                                ----------------------------------------------------

     7 Reallocations

       (a) The amount of Reallocated Collateral Principal
           Collections with respect to this Distribution Date                   $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (b) The amount of Reallocated Class B Principal Collections
           with respect to this Distribution Date                               $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (c) The Collateral Invested Amount as of the close
           of business on this Distribution Date                                $  27,625,000.00      27,625,000.00            0.00
                                                                                ----------------------------------------------------

       (d) The Collateral Adjusted Invested Amount as of
           the close of business on this Distribution Date                      $  27,625,000.00      27,625,000.00            0.00
                                                                                ----------------------------------------------------

       (e) The Class B Invested Amount as of the close
           of business on this Distribution Date                                $  25,500,000.00      25,500,000.00            0.00
                                                                                ----------------------------------------------------

       (f) The Class B Adjusted Invested Amount as of the
           close of business on this Distribution Date                          $  25,500,000.00      25,500,000.00            0.00
                                                                                ----------------------------------------------------

       (g) The Class A Invested Amount as of the close
           of business on this Distribution Date                                $ 371,875,000.00     371,875,000.00            0.00
                                                                                ----------------------------------------------------

       (h) The Class A Adjusted Invested Amount as of the
           close of business on this Distribution Date                          $ 371,875,000.00     371,875,000.00            0.00
                                                                                ----------------------------------------------------


     8 Collection of Finance Charge Receivables

       (a) The aggregate amount of Collections of Finance
           Charge Receivables and Annual Membership Fees
           processed during the related Monthly Period
           which were allocated in respect of the
           Class A Certificates                                                 $   5,708,229.51       5,708,302.46           72.95
                                                                                ----------------------------------------------------

       (b) The aggregate amount of Collections of Finance
           Charge Receivables and Annual Membership Fees
           processed during the related Monthly Period
           which were allocated in respect of the
           Class B Certificates                                                 $     391,453.44         391,435.76          (17.68)
                                                                                ----------------------------------------------------

       (c) The aggregate amount of Collections of Finance
           Charge Receivables and Annual Membership Fees
           processed during the related Monthly Period
           which were allocated in respect of the
           Collateral Interest                                                  $     416,868.26         416,588.79         (279.47)
                                                                                ----------------------------------------------------

     9 Principal Funding Account

       (a) The principal amount on deposit in the
           Principal Funding Account
           on the related Transfer Date                                         $           0.00               0.00            0.00
                                                                                ----------------------------------------------------


       (b) The Accumulation Shortfall with respect
           to the related Monthly Period                                        $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (c) The Principal Funding Investment Proceeds
           deposited in the Finance Charge Account on the related
           Transfer Date to be treated as Class A Available Funds               $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (d) The Principal Funding Investment Proceeds deposited
           in the Finance Charge Account on the related Transfer
           date to be treated as Class B Available Funds                        $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

    10 Reserve Account

       (a) The Reserve Draw Amount on the related Transfer Date                 $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (b) The amount of the Reserve Draw Amount deposited
           in the Collection Account on the related Transfer Date
           to be treated as Class A Available Funds                             $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (c) The amount of the Reserve Draw Account deposited
           in the Collection Account on the related Transfer Date
           to be treated as Class B Available Funds                             $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (d) The amount of any Reserve Account Surplus                            $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

    11 Available Funds

       (a) The amount of Class A Available Funds on deposit
           in the Collection Account on the related
           Transfer Date                                                        $   1,537,181.88       1,537,181.88            0.00
                                                                                ----------------------------------------------------

       (b) The amount of Class B Available Funds on
           deposit in the Collection Account on the
           related Transfer Date                                                $     113,821.76         113,821.76            0.00
                                                                                ----------------------------------------------------

       (c) The amount of Collateral Available Funds on
           deposit in the Collection Account on the
           related Transfer Date                                                $     253,835.03         253,835.03            0.00
                                                                                ----------------------------------------------------

       (d) Available Principal Collections on deposit
           in the Collection Account on the related Transfer Date
                                                                                $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

    12 Excess Spread and Excess Finance Charge Collections

       (a) Excess Finance Charge Collection                                     $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (b) Class A Available Funds
             minus Class A Monthly Interest
             minus Class A Servicing Fee
             minus Class A Defaulted Amount                                     $   2,751,410.62       2,751,412.84            2.22
                                                                                ----------------------------------------------------

           Class B Available Funds
             minus Class B Monthly Interest
             minus Class B Servicing Fee
             minus Class B Defaulted Amount                                     $     180,273.58         180,260.30          (13.28)
                                                                                ----------------------------------------------------


           Collateral Available Funds                                           $     416,868.26         416,588.79         (279.47)
                                                                                ----------------------------------------------------

       (c) Excess Spread applied to the Class A Required Amount
           for the Monthly Period                                               $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (d) Excess Spread applied to the Class A Investor
           Charge-Offs for the related Monthly Period                           $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

       (e) Excess Spread applied to the Class B Required
           Amount for the related Monthly Period                                $      76,106.62          76,103.18           (3.44)
                                                                                ----------------------------------------------------


       (f) Excess Spread applied to the Class B Default
           Amount for the related Monthly Period                                $      76,106.22          76,103.18           (3.04)
                                                                                ----------------------------------------------------

       (g) Excess Spread applied to the Class B Invested
           Amount for the related Monthly Period                                $           0.00               0.00            0.00
                                                                                ----------------------------------------------------


       (h) Excess Spread applied to the Collateral
           Minimum Monthly Interest for the related
           Monthly Period and for any past due
           Collateral Minimum Monthly Interest                                  $     253,835.03         253,835.03            0.00
                                                                                ----------------------------------------------------

       (i) Excess Spread applied to the Collateral
           Servicing Fee due to the Servicer
           for the related Monthly Period or for any
           past due Collateral Servicing Fees                                   $      45,262.44          45,636.88          374.44
                                                                                ----------------------------------------------------


       (j) Excess Spread applied to the Collateral
           Default Amount as Available Principal                                $      81,047.78          80,993.45          (54.33)
                                                                                ----------------------------------------------------

           Collections for the related Monthly Period

       (k) Excess Spread applied to the Collateral
           Invested Amount for the related
           Monthly Period                                                       $     465,655.02         484,820.37       19,165.35
                                                                                ----------------------------------------------------

       (l) Excess Spread applied to the Reserve
           Account for the related Monthly Period                               $           0.00               0.00            0.00
                                                                                ----------------------------------------------------

   13  Finance Charge Shortfall

       (a) Finance Charge Shortfall for Series 2002-1                           $   3,872,247.81       3,892,023.80       19,775.99
                                                                                ----------------------------------------------------

       (b) Total Finance Charge Shortfall for all series in Group One           $  16,720,046.35      16,739,822.34       19,775.99
                                                                                ----------------------------------------------------

   14  Base Rate

       (a) The Base Rate for the related Monthly Period                                     5.59%              5.59%           0.00
                                                                                ----------------------------------------------------

   15  Portfolio Yield

       (a) The Portfolio Yield for the related Monthly Period                              14.56%             14.56%           0.00
                                                                                ----------------------------------------------------

       (b) The Portfolio Adjusted Yield for the related Monthly Period                      N/A            N/A               N/A
                                                                                ----------------------------------------------------

RESOLUTION:

Management has enhanced the controls related to preparation of the monthly noteholder reports by strengthening the management oversight and review of the monthly noteholder reports. Additionally, a calculation model to be used in the preparation of the reports is being updated and validated with specific attentions towards the processing of information during other than normal performance scenarios.